Exhibit 99.1

CubeSmart Announces Closing of Public Offering of
15,525,000 Common Shares, Including Exercise in Full of
Underwriters’ Option to Purchase Additional Shares

Company Release - 11/19/2021

MALVERN, Pa., Nov. 19, 2021 (GLOBE NEWSWIRE) -- CubeSmart (NYSE: CUBE) (the “Company” or “CubeSmart”), the third-largest owner and operator of self-storage properties in the United States, announced today the closing of its previously announced underwritten public offering of 15,525,000 common shares of beneficial interest (“Common Shares”) at a public offering price of $51.00 per share, including 2,025,000 shares sold pursuant to the exercise in full of the underwriters’ option to purchase additional Common Shares. CubeSmart expects to use all of the net proceeds of the offering to fund a portion of the approximately $1.648 billion cash purchase price, plus the payoff of approximately $40.9 million of existing indebtedness of LAACO, Ltd. (“LAACO”), for its pending acquisition of LAACO, including its portfolio of 59 open and operating self-storage properties that contain an aggregate of approximately 4.4 million rentable square feet, which includes two self-storage properties owned and operated by two joint ventures owned fifty percent by LAACO (the “Storage West Portfolio Acquisition”), and to pay transaction expenses related thereto. If the Storage West Portfolio Acquisition is not consummated, CubeSmart expects to use the net proceeds from the offering for general corporate purposes, which may include funding acquisitions and other investment opportunities and the repayment or repurchase of existing indebtedness.

Wells Fargo Securities and BofA Securities acted as lead joint book-running managers for the offering. Barclays, BMO Capital Markets, Jefferies and Truist Securities acted as book-running managers for the offering. Stifel, BTIG, Regions Securities LLC, Berenberg, KeyBanc Capital Markets and Raymond James acted as co-managers for the offering.

The offering was made under CubeSmart's existing automatic shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2020. The offering of these Common Shares was made only by means of a prospectus and a related prospectus supplement. The prospectus supplement related to this public offering and accompanying prospectus have been filed with the SEC. Copies of the prospectus and related prospectus supplement for this offering may be obtained by contacting:

Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 500 West 33rd Street, New York, New York, 10001, or by telephone at (800) 326-5897, or by email at cmclientsupport@wellsfargo.com; and BofA Securities, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or by email at dg.prospectus_requests@bofa.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any Common Shares, nor shall there be any sale of Common Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About CubeSmart

CubeSmart is a self-administered and self-managed real estate investment trust. CubeSmart owns or manages 1,251 self-storage properties across the United States.

The Company’s mission is to simplify the organizational and logistical challenges created by the many life events and business needs of its customers – through innovative solutions, unparalleled service, and genuine care. The Company's self-storage properties are designed to offer affordable, easily accessible, and, in most locations, climate-controlled storage space for residential and commercial customers.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions and other information that is not historical information. In some cases, forward-looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates,” or “intends” or the negative of such terms or other comparable terminology, or by discussions of strategy. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. There is no assurance that the net proceeds of the offering will be used as indicated. The application of the net proceeds of the offering are subject to numerous possible events, factors and conditions, many of which are beyond the control of the Company and not all of which are known to us, including, without limitation, market conditions. Although we believe the expectations reflected in these forward-looking statements are based on reasonable assumptions, future events and actual results, performance, transactions or achievements, financial and otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. As a result, you should not rely on or construe any forward-looking statements in this press release, or which management or persons acting on their behalf may make orally or in writing from time to time, as predictions of future events or as guarantees of future performance. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this press release or as of the dates otherwise indicated in such forward-looking statements, as applicable. All of our forward-looking statements, including those contained in this press release are qualified in their entirety by this statement.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this press release.

Any forward-looking statements should be considered in light of the risks and uncertainties referred to in this press release and our Annual Report on Form 10-K for the year ended December 31, 2020 and subsequent filings with the SEC. These risks include, but are not limited to, the following:

•	delay in closing the Storage West Portfolio Acquisition or the possibility of non-consummation of the Storage West Portfolio Acquisition;

•	our inability to invest the net proceeds of this offering at attractive yields in the event that the Storage West Portfolio Acquisition is not consummated;

•	our failure to identify liabilities that we will assume, or our underestimate of the amount or significance of liabilities that we will assume, upon consummation of the Storage West Portfolio Acquisition;

•	limitations on our ability to recover damages we may suffer on account of inaccurate representations and warranties of LAACO in the Agreement and Plan of Merger with LAACO (the “Merger Agreement”);

•	difficulties in raising capital or obtaining credit at reasonable rates or at all, which could impede our ability to consummate the Storage West Portfolio Acquisition or our ability to grow;

•	the possibility that we may not realize the benefits we expect to realize from consummating the Storage West Portfolio Acquisition pursuant to the timing we expected, or at all;

•	our inability to effectively integrate LAACO and its underlying assets into our portfolio;

•	the risk that we may not satisfy certain tests to maintain our qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes, and may incur unexpected tax liabilities, if LAACO was not a publicly traded partnership, 90% or more of whose gross income in each tax year during which it was publicly traded partnership was “qualifying income” under Section 7704 of the Internal Revenue Code of 1986, as amended;

•	the failure of the Storage West Portfolio Acquisition to perform after acquisition as we expect and to realize anticipated cost savings and other synergies;

•	adverse changes in the national and local economic, business, real estate and other market conditions;

•	the effect of competition from existing and new self-storage properties and operators on our ability to maintain or raise occupancy and rental rates;

•	the failure to execute our business plan;

•	adverse impacts from the COVID-19 pandemic, other pandemics, quarantines and stay at home orders, including the impact on our ability to operate our self-storage properties, the demand for self-storage, rental rates and fees and rent collection levels;

•	reduced availability and increased costs of external sources of capital;

•	financing risks, including the risk of over-leverage and the corresponding risk of default on our mortgage and other debt and potential inability to refinance existing or future indebtedness;

•	increases in interest rates and operating costs;

•	counterparty non-performance related to the use of derivative financial instruments;

•	risks related to our ability to maintain our qualification as a REIT for federal income tax purposes;

•	the failure of acquisitions and developments to close on expected terms, or at all, or to perform as expected;

•	increases in taxes, fees and assessments from state and local jurisdictions;

•	the failure of our joint venture partners to fulfill their obligations to us or their pursuit of actions that are inconsistent with our objectives;

•	reductions in asset valuations and related impairment charges;

•	cyber security breaches, cyber or ransomware attacks or a failure of our networks, systems or technology, which could adversely impact our business, customer and employee relationships;

•	changes in real estate, zoning use and occupancy laws or regulations;

•	risks related to or a consequence of natural disasters or acts of violence, pandemics, active shooters, terrorism, insurrection or war that affect the markets in which we operate;

•	potential environmental and other liabilities;

•	governmental, administrative and executive orders and laws, which could adversely impact our business operations and customer and employee relationships;

•	uninsured or uninsurable losses and the ability to obtain insurance coverage or recovery from insurance against risks and losses;

•	our ability to attract and retain talent in the current labor market;

•	other factors affecting the real estate industry generally or the self-storage industry in particular; and

•	other risks identified in the prospectus supplement relating to this offering and our Annual Report on Form 10-K for the year ended December 31, 2020 and subsequent filings with the SEC.

Given these uncertainties and risks, readers are cautioned not to place undue reliance on forward-looking statements. Except with respect to such material changes to our risk factors as may be reflected from time to time in our quarterly filings or as otherwise required by law, we are under no obligation to, and expressly disclaim any obligation to, update or revise any forward-looking statements included in this press release, whether as a result of new information, future events or otherwise except as may be required by securities laws. Because of the factors referred to above, the future events discussed in this press release may not occur and actual results, performance or achievement could differ materially from those anticipated or implied in the forward-looking statements.

Company Contact:

Josh Schutzer
Vice President, Finance
(610) 535-5700